UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2024

FATE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36076	65-1311552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12278 Scripps Summit Dr. San Diego, CA	92131
(Address of principal executive offices)	(Zip Code)

(858) 875-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FATE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 3, 2024, the board of directors (the “Board”) of Fate Therapeutics, Inc. (the “Company”) appointed J. Scott Wolchko, the Company’s President and Chief Executive Officer, to succeed Edward J. Dulac III as the Company’s Chief Financial Officer and also serve as the Company’s principal financial and accounting officer, effective immediately after Mr. Dulac’s resignation. As previously disclosed by the Company on May 31, 2024, Mr. Dulac provided notice of his resignation from his position as the Company’s Chief Financial Officer on May 30, 2024, which resignation shall be effective as of June 14, 2024. Mr. Wolchko previously served as the Chief Financial Officer of the Company from the commencement of its operations until August 2020. Biographical and compensation information for Mr. Wolchko is available in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”), and such information is incorporated herein by reference. There have been no changes to Mr. Wolchko’s compensation arrangements in connection with the foregoing appointments. Except as described in the Proxy Statement, there are no understandings or arrangements between Mr. Wolchko and any other person pursuant to which he was appointed as Chief Financial Officer or principal financial and accounting officer of the Company, and Mr. Wolchko has no material interest in any transaction or proposed transaction in which the Company is or is to be a party. Mr. Wolchko has no family relationship with any director or executive officer of the Company.

As described below in Item 5.07 of this Current Report on Form 8-K, on June 7, 2024, the stockholders of the Company approved an amendment and restatement to the Company’s 2022 Stock Option and Incentive Plan (as amended and restated, the “2022 A&R Plan”) to increase the maximum number of shares available under such plan by an additional 8,000,000 shares. A copy of the 2022 A&R Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the stockholders at the Annual Meeting held on June 7, 2024:

(i) The election of three Class II Directors, as nominated by the Board, to hold office until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

(ii) The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024;

(iii) A non-binding advisory vote to approve the compensation of the Company’s named executive officers as set forth in the Proxy Statement;

(iv) The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to include an officer exculpation provision that limits the liability of certain of our officers as permitted under current Delaware law;

(v) The approval of an amendment and restatement of the Company’s 2022 Stock Option and Incentive Plan (as amended and restated, the “2022 A&R Plan”) to increase the number of shares of common stock reserved for issuance thereunder; and

(vi) The approval of the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve any of the above proposals.

Each of the proposals are described in detail in the Proxy Statement.

The number of shares of common stock entitled to vote at the Annual Meeting was 113,816,708, which is the number of holders of record as of April 9, 2024, the record date for the Annual Meeting. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 98,190,832. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(i) Election of Class II Directors.

Director Nominee	For	Withheld	Broker Non-Votes
William H. Rastetter, Ph.D.	82,587,977	8,440,527	7,162,328
Michael Lee	90,262,212	1,188,429	6,740,191
Yuan Xi, Ph.D.	89,732,567	1,718,074	6,740,191

(ii) Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstain	Broker Non-Votes
96,478,449	113,003	1,599,380	—

(iii) Non-binding Advisory Vote on Compensation of Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
65,401,635	25,615,148	433,964	6,740,085

(iv) Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to include an officer exculpation provision that limits the liability of certain of our officers as permitted under current Delaware law.

For	Against	Abstain	Broker Non-Votes
87,466,838	3,586,294	397,614	6,740,086

(v) Approval of the 2022 A&R Plan to increase the number of shares of common stock reserved for issuance thereunder.

For	Against	Abstain	Broker Non-Votes
59,762,463	31,270,315	417,969	6,740,085

(vi) Approval of the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve any of the above proposals.

For	Against	Abstain	Broker Non-Votes
57,506,789	33,547,222	396,736	6,740,085

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1*	Amended and Restated 2022 Stock Option and Incentive Plan and form agreements thereunder

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fate Therapeutics, Inc.

Date: June 7, 2024	By:	/s/ J. Scott Wolchko
	Name:	J. Scott Wolchko
	Title:	President and Chief Executive Officer